Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





























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EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Registration Statement of Beacon Federal Bancorp, Inc. on Form S-8 of our report dated March 26, 2009, with respect to the consolidated financial statements of Beacon Federal Bancorp, Inc., which report appears in the Annual Report on Form 10-K of Beacon Federal Bancorp, inc. for the year ended December 31, 2008.



                                       /s/ Crowe Horwath LLP
                                           Crowe Horwath LLP


New York, New York
September 23, 2009